Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Serina Therapeutics, Inc. (the “Company”) for the quarter ended September 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Steve Ledger, Chief Executive Officer, and Gregory S. Curhan, Chief Financial Officer, of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our respective knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 13, 2025

/s/ Steve Ledger
Steve Ledger Chief Executive Officer

/s/ Gregory S. Curhan
Gregory S. Curhan Chief Financial Officer